PACE Select

Prospectus/SAI Supplement

PACE® Select Advisors Trust

PACE® International Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2010

June 17, 2011

Dear Investor,

The purpose of this supplement is to update information related the portfolio management team for Mondrian Investment Partners Limited ("Mondrian"), an investment advisor to PACE International Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). Russell J. Mackie has assumed responsibilities as a primary portfolio manager for the portion of the fund advised by Mondrian.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") continues to serve as the fund's manager, and there are no changes to the portfolio management teams of the fund's other investment advisors—J.P. Morgan Investment Management Inc. or Martin Currie Inc.—at this time.

Accordingly, the Prospectuses and the SAI are hereby revised as follows, effective immediately:

The section captioned "PACE International Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 51 of the Prospectuses is revised by replacing the first bullet point in that section in its entirety with the following:

•  Mondrian—Elizabeth A. Desmond, Chief Investment Officer of International Equities, Nigel G. May, Deputy Chief Executive Officer, Emma R.E. Lewis, Senior Portfolio Manager, and Russell J. Mackie, Senior Portfolio Manager, have been portfolio managers of the fund since July 2009, April 2004, April 2004 and October 2010, respectively.

The section captioned "Investment advisors and portfolio managers" and sub-headed "PACE International Equity Investments" beginning on page 128 of the Multi-Class Prospectus and page 124 of the Class P Prospectus is revised by replacing the first sentence of the third paragraph in that section with the following:

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May, Emma R.E. Lewis and Russell J. Mackie, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

The section captioned "Investment advisors and portfolio managers" and sub-headed "PACE International Equity Investments" beginning on page 128 of the Multi-Class Prospectus and page 124 of

ZS-487

the Class P Prospectus is revised by inserting the following at the end of the third paragraph in that section:

Mr. Mackie joined Mondrian in 1997. He is a Senior Portfolio Manager in the Non-US Equity Team and has served as a portfolio manager of the fund since October 2010.

The section captioned ""Portfolio managers," sub-headed "PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc." and further sub-headed "Mondrian Investment Partners Limited" beginning on page 194 of the SAI is revised by replacing the first two paragraphs in that section in their entirety with the following:

A team of individuals, currently including Elizabeth A. Desmond, Nigel G. May, Emma R.E. Lewis and Russell J. Mackie, is jointly and primarily responsible for making the day-to-day investment decisions for the fund.

The following tables provide information relating to other accounts managed by Elizabeth Desmond, Emma Lewis, and Nigel May as of July 31, 2010, and managed by Russell J. Mackie as of April 30, 2011:

The section captioned ""Portfolio managers," sub-headed "PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc." and further sub-headed "Mondrian Investment Partners Limited" beginning on page 194 of the SAI is revised by inserting the following as the last table in that section:

Russell J. Mackie:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	3	23
Number of Accounts Managed
with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,568	$322	$2,907
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

The section captioned ""Portfolio managers," sub-headed "PACE International Equity Investments—Martin Currie Inc., Mondrian Investment Partners Limited and J.P. Morgan Investment Management Inc." and further sub-headed "Mondrian Investment Partners Limited" beginning on page 194 of the SAI is revised by replacing the final paragraph in that section in its entirety with the following:

As of July 31, 2010, Ms. Desmond, Mr. May and Ms. Lewis owned no shares of the fund. As of April 30, 2011, Mr. Mackie owned no shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE